Merrill Lynch Insurance Investor Conference February 24, 2009

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward- looking statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) our limited operating history; 6) our ability to successfully implement our business strategy during “soft” as well as “hard” markets; 7) adequacy of our loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of other businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. All forward- looking statements contained herein speak only as of the date of this presentation and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about how the acquisition of Talbot might have impacted the financial statements of the Company if it had been consummated at an earlier time. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company. Strictly Private and Confidential 1

Note on Non-GAAP Financial Measures In presenting the Company’s results herein, management has included and discussed underwriting income (loss) and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). A reconciliation of the non GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation. Strictly Private and Confidential 2

Selected Market Information Exchange / Ticker: NYSE / “VR” Share Price (December 31, 2008): $26.16 Primary Shares Outstanding: 75,624,697 Primary Market Capitalization: $1.98bn Annual Dividend/Yield : $0.80 per share (3.1%) Analyst Coverage: • Jay Cohen, Merrill Lynch • Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller • Dean Evans, Keefe, Bruyette & Woods • Julia Ferguson, Dowling & Partners • Matt Heimermann, JPMorgan • Brian Meredith, UBS • Chris Neczypor, Goldman Sachs Strictly Private and Confidential 3

Change in 2008 Diluted BV/Share plus Dividends — P/C Industry — - — - — - — - 0 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% . 10.0% 20.0% 0% XL — 67.0% HIG — 50.3% CNA — 42.8% MTG — 40.1% Strictly Private and Confidential ALL — 34.8% HMN — 27.9% WTM — 25.5% CINF — 23.5% OB — 22.4% UTR - 20.7% AFG — 17.9% FSR — 17.4% INDM — 16.5% MKL — 16.2% Source: SNL Financial and company reports ORI — 15.9% THG — 15.4% PGR — 14.2% STFC — 14.2% MCY — 13.0% SIGI — 12.4% MXGL — 10.8% Range: From +15.0% (FMR) to -67.0% (XL), Average of -9.6% UFCS — 10.6% ACE — 9.2% MRH — 9.2% AXS — 7.8% 4 FNF - 7.0% 4 Universe: 55 public listed P&C companies reporting through February 18 ACGL — 6.8% , FAC - 6.8% BWINB — 6.6% 2009 L — 6.1% MIG — 5.4% ITIC — 4.2% WRB — 3.5% RNR — 3.3% TRH — 3.2% PRE — 3.2% Results: 16 companies (29.1%) reported positive change in 2008 diluted BV/share plus dividends ENH - 2.8% RLI — 2.8% AGII — 2.1% PTP 0.8% IPCC 1.3% CB 2.3% Change in 2008 Diluted BV/Share plus Dividends — VR 2.4% ZNT 3.1% AFSI 3.2% NATL 3.2% NAVG 4.2% IPCR 4.7% TRV 5.0% DGICA 5.7% AHL 6.0% AWH 10.0% ACAP 12.3% SUR 14.8% FMR 15.0% P/C Industry

Growth in Diluted Book Value Per Share December 31, December 31, December 31, December 31, 2008 2007 2006 2005 Book value per common share $ 25.64 $ 26.08 $ 20.39 $ 17.11 Diluted book value per common share $ 23.78 $ 24.00 $ 19.73 $ 16.93 Diluted book value per common share plus accumulated dividends $ 24. 58 $ 24. 00 $ 19. 73 $ 16. 93 Growth in: Diluted book value per common share plus accumulated dividends 2.4% 21.7% 16.5% 13.2% compounded growth in diluted book value plus accumulated dividends since company formation Strictly Private and Confidential 5

VR Outperformance Is Due To: yStrong risk management yCompany founded on ERM based plan yMajor investment in risk management yManagement and board oversee investment portfolio yDiversified premium and earnings base yProperty cat is ~ 25% of GPW yBusiness mix is evenly split between insurance and reinsurance yProduct orientation is short tail, demand driven yConservative investment portfolio yFormed in the wake of Hurricanes KRW, the “correlation event” yDecision to accept lower potential returns to protect capital base yBusiness model is to make money underwriting Strictly Private and Confidential 6

Legacy Strategies Impeding Industry Performance in 2008 y Excessive asset leverage yMagnified asset volatility in shareholders’ equity y Overly aggressive investment strategies y When did insurers become hedge funds? yImprudent pursuit of yield yPoor capital management yManagement’s most basic responsibilit y yOur view is to fully deploy capital in underwriting and return excess capital to shareholders yHigh accident year combined ratios masked by reserve releases yNo one is talking about the dismal current accident year loss ratios yMany companies suddenly finding more reserve redundancies Strictly Private and Confidential 7

Strategies Positioning VR for 2009 yShort-tail focus in diversified classes of business yROE model predicated on high margin products yStrong client penetration yAbility to scale platform yStrong balance sheet Strictly Private and Confidential 8

Diversified Global Business Focused on Short-Tail Specialty Validus Re GPW Talbot GPW Bloodstock Contingency 2% 3% Property 21% Specialty 11% War 18% Marine 17% Property Cat XOL 48% Financial Institutions 6% Other Property 24% Accident & Health 3% Aviation & Other 6% Marine 41% December 31, 2008 GPW Total: December 31, 2008 GPW Total: $687.8 million $709.0 million $1.36 billion 2008 GPW Balanced by Class: 46% Property, 29% Marine, 25% Specialty Note: $1.36bb unconsolidated GPW reflects $34.3mm intersegment eliminations; $687.8mm and $709.0mm segment GPW do not. Strictly Private and Confidential 9

Diversified Global Business Focused on Short-Tail Specialty VR is balanced between insurance and reinsurance 100% 90% 15.7% 80% 43.2% 40.8% 35.6% 70% .5% 0.0% 58.4% 57.2% % 2 6% 69.9 67.7 6 60% 78.3% 50% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Reinsurance (%) Insurance (%) 40% 84.3% 30% 56.8% 59.2% 64.4% 20% 37.5% 40.0% 41.6% 42.8% 30.1% 32.3% 10% 21.7% 0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% FSR IPCR MRH PTP PRE TRH RE RNR ORH AHL MXGL ENH VR AXS ACGL AWH LRE Note: Based on 2007 GPW except ACGL which is NPW, VR which is 2008 GPW. Source: SEC filings and other public disclosures. Strictly Private and Confidential 10

Diversified Global Business Focused on Short-Tail Specialty VR is focused on short-tail lines of business... 100% 0.0% 0.0% 0.0% 5.8% 8.9% 90% 80% 34.0% 34.9% 41.6% 44.3% 46.3% 46.9% 48.9% 70% 57.0% 8.8% 5% % 67.9 69.3 72.2% 60% 50% Long tail (%) 100.0% 100.0% 100.0% .2% % 4 1 Shorttail (%) 9 91. 40% 30% 66.0% 65.1% 58.4% 55.7% 3.7% 3.1% .1% 5 5 1 5 20% 43.0% 41.2% 32.1% 30.7% 27.8% 10% 0% FSR IPCR LRE VR MRH RNR AXS AHL RE PTP ENH TRH PRE ORH AWH ACGL MXGL Note: Based on 2007 GPW except ACGL which is NPW, VR which is 2008 GPW. Source: SEC filings and other public disclosures. Strictly Private and Confidential 11

Diversified Global Business Focused on Short-Tail Specialty ...but is not a “monoline” CAT reinsurer. 100.0% 0.0% 0.0% 10.8%0.0% 8.9% 5.8% 90.0% % 28.7 34.0% 34.9% 80.0% 44.3% 41.6% 46.3% 46.9% 48.9% 70.0% 39.8% 58.8% 57.0% % 9% % 3 67. 72.2 69. 60.0% 11.7% 70.7% 88.2% 50.0% .2% 9 8 40.0% 30.4% 52.0% 71.3% 33.7% 37.4% 42.8% 30.0% 25.9% 54.3% 51.3% 51.1% .0% % 1 20.0% 4 19.6% 23.8 31.1% 10.0% 23.5% 23.3% 19.4% 18.3% 15.6% 15.4% 13.1% 11.8% 8.3% 7.0% .0% 0.0% .0% .0% 2 1 0 IPCR FSR RNR MRH VR PTP ENH RE AHL ORH AXS LRE MXGL ACGL PRE AWH TRH Property CAT Reins, % of total Other Short Tail, % of total Long Tail, % of total Note: Based on 2007 GPW except ACGL which is NPW, VR which is 2008 GPW. Source: SEC filings and other public disclosures. Strictly Private and Confidential 12

Talbot 2008 Market Share by Lloyd’s Class of Business Yacht 10% War 10% Aviation XOL 10% Terrorism 9% Livestock & bloodstock 9% Contingency 8% Bankers bond & crime 8% Political risk 7% Marine hull 7% Marine liability 5% Space 4% Energy offshore 4% Fine art & specie 3% Cargo 3% Property direct & fac 2% Marine XOL 2% A&H 2% Property risk XS 1% Property cat XOL 1% Professional indemnity 1% Personal accident XOL 1% Nuclear 1% Financial guarantee 1% Energy onshore 1% D&O 1% Airline/GA Liability 1% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Note: Market share expressed as a % of gross premium for the nine months ended September 30, 2008 Strictly Private and Confidential Source: Lloyd’s 13

High Return on Equity Model VR Components of Operating ROAE — 2007 Pro Forma 2007 pro forma return on A. ROAE From Underwriting 2007PF NPE/Avg. U/W ROE Income average equity (ROAE) of 24.4% NPE Equity Margin Contribution Contribution Validus Re $ 559,029 0.33 49.7% 16.4% $ 277,743 • 21.0% from underwriting Talbot 583,884 0.34 18.7% 6.4% 105,456 Corporate — (1.5%) (26,119) • 7.8% from investment income Total underwriting $ 1,142,913 0.67 31.2% 21.0% $ 357,080 B. ROAE From Investments • (4.4)% cost of debt, tax and Average Investments 2007PF NII ROE Income other Investments /Equity /Avg. Inv. Contribution Contribution Net investment income $ 2,700,885 1.59 4.89% 7.8% $ 132,205 C. Financing, Tax and Other Hybrid Debt Wtd. Avg. ROE Income Debt /Avg. Equity Interest Rate Contribution Contribution Hybrid expenses 350, 000 0. 21 8. 7% (1.8%) (30,564) Other finance expenses (0.3%) (5,246) FAL finance expenses (2.5%) (41,836) Other income 0.3% 5,466 Taxes (0.2%) (2,703) Total (4.4%) $ (74,882) Consolidated Operating ROAE (A+B+C) ROE Income Contribution Contribution A. ROAE From Underwriting 21.0% $ 357,080 B. ROAE From Investments 7.8% 132,205 C. Financing, Tax and Other (4.4%) (74,882) Total Operating ROAE (A+B+C) 24.4% $ 414,403 Note: 2007 pro forma net income as per Form 8-K dated August 7, 2008. Average shareholders’ equity for the period is $1,697.8mm and average cash and investments for the period is $2,700.9mm, in each case computed on a quarterly average and pro forma as if the IPO and Talbot acquisition were completed on December 31, 2006. Strictly Private and Confidential 14

Current Market Dynamics yReinsurance industry capital has been materially depleted yHurricane Ike is the third most costly hurricane on record yFinancial market turmoil reducing investment values and therefore capital y Limited access to replacement capital and new capacity y Disrupted capital markets prevent reloading by incumbents yHedge fund stresses limiting collateralized capacity and sidecar activity yCat bond market is inactive yFurther challenges in new company formations yDemand for reinsurance is increasing yPrimary companies also facing capital depletion with constricted capital alternatives y Need to manage risk leaves reinsurance as one of the few capital surrogates available yHighly public issues with large company balance sheets leading buyers to rethink counterparty risk y Rate changes will be manifested first in capital-intensive, demand-driven products yCatastrophe and energy lines Strictly Private and Confidential 15

Gross Premium Written at January 1 — Validus Re Segment 400.0 $362.0 $366.7 350.0 $291.0 300.0 250.0 $217.4 200.0 150.0 100.0 50.0 — 2006 2007 2008 2009 US International 26.0% growth in Validus Property Property Marine Specialty Total Re segment gross premiums written at Jan 1, 2009 $ 138.2 $ 82.9 $ 105.8 $ 39.8 $ 366.7 January 1, 2009 Jan 1, 2008 111.2 71.9 73.2 34.7 291.0 % Change 24.3% 15.3% 44.5% 14.7% 26.0% Note: All amounts in ($US millions) other than percentages Strictly Private and Confidential 16

Ability to Scale Platform Validus Holdings Flexible and Efficient Operating Platform ySingapore representative office Talbot Validus Re Holdings yMiami office targeting Latin America yOnshore Energy Validus Talbot Reaseguros Underwriting yAviation Technical Und. Risk Lines Services MGA (“VURSI”) Singapore Rep. Office Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational chart see the company’s most recent Annual Report on Form 10-K Strictly Private and Confidential 17

Investment Portfolio at December 31, 2008 • Conservative investment strategy Non-U.S. Govt. State and Local and Agency Govt., Cat Bonds • Emphasize the preservation of ABS 2.9% 0.8% 4.2% invested assets CMBS • Provide sufficient liquidity for the 5.9% prompt payment of claims Short Term, Cash • No exposure to alternative asset Non-Agency and Equivalents classes, equities, derivatives RMBS 7.0% 25.2% • Comprehensive portfolio disclosure Agency RMBS 13.2% • Average portfolio rating of AAA U.S. Govt. and Agency 23.4% • Minimum average credit quality of AA- U.S. Corporate 13.5% • Short duration (1.8 years as of Dec 31, 2008) Non-U.S. Corporates 3.8% • Investment yield: 3.75% (1) Note (1): Annualized effective investment yield for the quarter is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. Strictly Private and Confidential 18

Loss Reserves at December 31, 2008 Validus Gross Reserve Mix As of December 31, 2008 Observations • Gross reserves for losses and loss expenses of $1.30 billion • IBNR represents 45.8% of reserves • No exposures pre-dating 2002 • Talbot has a history of favorable IBNR Reserves, Case Reserves, 45.8% reserve development: 54.2% • $105.2mm since acquisition • $54.7mm during 2008 • Favorable reserve development in Q408 of $19.7mm • Talbot reserve release of $13.6mm • Validus reserve release of $6.1mm Strictly Private and Confidential 19

Validus Summary ySuperior financial performance yVery high ROE in 2007 y Protected book value in 2008 yWell positioned for 2009 yStrong balance sheet yShort-tail focus yRate increases in demand driven products yExpansion of global operating platform Strictly Private and Confidential 20

Merrill Lynch Insurance Investor Conference

Technical Appendix

Underwriting Income Reconciliation — Fourth Quarter Three months ended December 31, 2008 Three months ended December 31, 2007 Corporate Corporate & & Validus Re Talbot Elimination Total Validus Re Talbot Elimination Total Gross premiums written $ 43,873 $ 152,662 ($)(4,799) $ 191,736 Gross premiums written $ 47,499 $ 143,497 $ — $ 190,996 Reinsurance premiums ceded (1,696) (5,825) 4,799 (2,722) Reinsurance premiums ceded (3,813) (753) — (4,566)) Net premiums written 42,177 146,837 — 189,014 Net premiums written 43,686 142,744 — 186,430 Change in unearned premiums 122,191 4,826 — 127,017 Change in unearned premiums 118,828 12,773 — 131,601 Net premiums earned 164,368 151,663 — 316,031 Net premiums earned 162,514 155,517 — 318,031 Losses and loss expense 95,972 95,604 — 191,576 Losses and loss expense 48,244 59,323 — 107,567 Policy acquisition costs 28,011 33,560 (164) 61,407 Policy acquisition costs 22,107 31,170 — 53,277 General and administrative expenses 7,301 12,882 2,626 22,809 General and administrative expenses 7,858 23,628 2,190 33,676 Stock compensation expenses 2,197 1,436 3,646 7,279 Stock compensation expenses 1,189 978 3,968 6,135 Underwriting income $ 30,887 $ 8,181 $ (6,108) $ 32,960 Underwriting income $ 83,116 $ 40,418 $ (6,158) $ 117,376 Net investment income 25,258 7,075 (1,662) 30,671 Net investment income 25,039 12,446 40 37,525 Other income 164 1,598 (164) 1,598 Other income — 1,971 — 1,971 Finance expenses (224) (1,530) (6,768) (8,522) Finance expenses (236) (17,228) (7,959) (25,423)) Operating income before taxes 56,085 15,324 (14,702) 56,707 Operating income before taxes 107,919 37,607 (14,077) 131,449 Taxes 10 5,786 — 5,796 Taxes 14 (36) — (22) Net operating income $ 56,075 $ 9,538 $ (14,702) $ 50,911 Net operating income $ 107,905 $ 37,643 $ (14,077) $ 131,471 Net realized gains on investments 3,993 2,764 — 6,757 Net realized (losses) gains on investments (493) 1,277 — 784 Net unrealized (losses) gains on investments (26,097) 18,998 — (7,099) Net unrealized gains on investments 7,221 2,008 — 9,229 Foreign exchange losses (1,054) (12,500) — (13,554) Foreign exchange losses (269) (2,246) — (2,515) Net income $ 32,917 $ 18,800 $ (14,702) $ 37,015 Net income $ 114,364 $ 38,682 $ (14,077) $ 138,969 Loss and loss expense ratio 29.7% 38.1% 33.8% Loss and loss expense ratio 58.4% 63.0% 60.6% Policy acquisition cost ratio 13.6% 20.1% 16.8% Policy acquisition cost ratio 17.0% 22.1% 19.4% General and administrative expense ratio 5.6% 15.8% 12.5% General and administrative expense ratio 5.8% 9.4% 9.5% Expense ratio 22.8% 31.5% 28.9% Combined ratio 48.9% 74.0% 63.1% Combined ratio 81.2% 94.5% 89.5% Note: All amounts in ($US thousands) other than percentages Strictly Private and Confidential 23

Underwriting Income Reconciliation — Full Year Year ended December 31, 2008 Corporate Three months ended December 31, 2007 & Corporate Validus Re Talbot Elimination Total & Validus Re Talbot Elimination Total Gross premiums written $ 687,771 $ 708,996 $ (34,283) $ 1,362,484 Reinsurance premiums ceded (62,933) (95,510) 34,283 (124,160) Gross premiums written $ 702,098 $ 286,539 $ - $ 988,637 Net premiums written 624,838 613,486 — 1,238,324 Reinsurance premiums ceded (68,842) (1,368) — (70,210) Change in unearned premiums 28,693 (10,499) — 18,194 Net premiums written 633,256 285,171 — 918,427 Net premiums earned 653,531 602,987 — 1,256,518 Change in unearned premiums (74,227) 13,879 — (60,348) Losses and loss expense 420,645 351,509 — 772,154 Net premiums earned 559,029 299,050 — 858,079 Policy acquisition costs 100,243 135,017 (309) 234,951 Losses and loss expense 175,538 108,455 — 283,993 General and administrative expenses 34,607 71,443 17,898 123,948 Policy acquisition costs 70,323 63,954 — 134,277 Stock compensation expenses 6,829 4,702 15,566 27,097 General and administrative expenses 31,412 48,886 17,467 97,765 Stock compensation expenses 4,013 1,709 10,467 16,189 Underwriting income $ 91,207 $ 40,316 $ (33,155) $ 98,368 Underwriting income (loss) $ 277,743 $ 76,046 $ (27,934) $ 325,855 Net investment income 101,994 41,520 (3,986) 139,528 Other income 309 5,264 (309) 5,264 Net investment income 85,981 25,805 538 112,324 Finance expenses (879) (27,351) (29,088) (57,318) Other income — 3,301 — 3,301 Finance expenses (1,378) (26,086) (24,290) (51,754) Operating income before taxes 192,631 59,749 (66,538) 185,842 Taxes 88 10,700 — 10,788 Operating income (loss) before taxes 362,346 79,066 (51,686) 389,726 Taxes 61 1,444 — 1,505 Net operating income $ 192,543 $ 49,049 $ (66,538) $ 175,054 Net operating income $ 362,285 $ 77,622 $ (51,686) $ 388,221 Realized gain on repurchase of debentures — - 8,752 8,752 Net realized gains on investments 443 1,165 — 1,608 Net realized (losses) gains on investments (9,718) 8,127 — (1,591) Net unrealized gains on investments 8,556 3,808 — 12,364 Net unrealized (losses) gains on investments (84,714) 5,007 — (79,707) Foreign exchange gains 7,495 (799) — 6,696 Foreign exchange losses (16,701) (32,696) — (49,397) Fair value of warrants — - (2,893) (2,893) Aquiline termination fee — - (3,000) (3,000) Net income $ 81,410 $ 29,487 $ (57,786) $ 53,111 Net income $ 378,779 $ 81,796 $ (57,579) $ 402,996 Loss and loss expense ratio 64.4% 58.3% 61.5% Policy acquisition cost ratio 15.3% 22.4% 18.7% Loss and loss expense ratio 31.4% 36.3% 33.1% General and administrative expense ratio 6.3% 12.6% 12.0% Policy acquisition cost ratio 12.6% 21.4% 15.6% Expense ratio 21.6% 35.0% 30.7% General and administrative expense ratio 6.3% 16.9% 13.3% Combined ratio 86.0% 93.3% 92.2% Combined ratio 50.3% 74.6% 62.0% Note: All amounts in ($US thousands) other than percentages Strictly Private and Confidential 24

Diluted Book Value Per Share Reconciliation At December 31, 2008 Exercise Book value Equity amount Shares Price per share Book value per common share Total shareholders’ equity $ 1,938,734 75,624,697 $ 25.64 Diluted book value per common share Total shareholders’ equity $ 1,938,734 75,624,697 Assumed exercise of outstanding warrants 152,316 8,680,149 $ 17.55 Assumed exercise of outstanding options 51,043 2,799,938 $ 18.23 Unvested restricted shares — 2,986,619 Diluted book value per common $ 2,142,093 90,091,403 $ 23.78 share At December 31, 2007 Exercise Book value Equity amount Shares Price per share Book value per common share Total shareholders’ equity $ 1,934,800 74,199,836 $ 26.08 Diluted book value per common share Total shareholders’ equity $ 1,934,800 74,199,836 Assumed exercise of outstanding warrants 152,869 8,711,729 $ 17.55 Assumed exercise of outstanding options 49,196 2,761,176 $ 17.82 Unvested restricted shares — 3,367,961 Diluted book value per common $ 2,136,865 89,040,702 $ 24.00 share Note: All amounts in ($US thousands) other than percentages and per share amounts Strictly Private and Confidential 25